                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):       January 25, 2005
                                                 -------------------------------



                        KEYCORP STUDENT LOAN TRUST 2003-A
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             (Exact Name of Registrant as Specified in its Charter)



                Delaware                                         333-62624-04                         87-6257135
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  (State or Other Jurisdiction of Incorporation)           (Commission File Number)        (I.R.S. Employer Identification No.)





    c/o KeyBank National Association, as Administrator, 800 Superior Avenue,
                   Attn: Janelle Gould, Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:        (216) 828-9358
                                                   -----------------------------





                             Exhibit Index on Page  4
                                                   ---

                                Page 1 of 8 pages

Item 8.01    OTHER EVENTS

On January 25, 2005, the KeyCorp Student Loan Trust 2003-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibit to this Form 8-K, to Noteholders of record.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's Statement reflecting the Trust's activities for the period ending December 31, 2004, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 9.01    EXHIBIT

Exhibit 99(a) -      Noteholder's Statement

                                Page 2 of 8 pages

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2005




                                    KeyCorp Student Loan Trust 2003-A

                                    By:      KeyBank National Association,
                                             successor in interest to
                                             Key Bank USA, National Association
                                             as Administrator

                                    By:            /S/ DANIEL G. SMITH
                                             -----------------------------------
                                                   Daniel G. Smith
                                                   Senior Vice President

                                Page 3 of 8 pages

                                  EXHIBIT INDEX

Exhibit

99(a)    Noteholder's Statement                                        5





                                Page 4 of 8 pages